EXHIBIT 10.5

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of __________ by and between G-MES Holdings Inc., a Nevada corporation (the “Company”) and the undersigned (the “Purchaser”). The Purchaser, together with the Company shall be referred to as the “Parties”.

WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company a convertible note described below under Section 1 of this Agreement pursuant to an exemption from registration under Section 4(2), Regulation D, and/or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”) or other applicable exemptions on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.

Securities Sale and Purchase. The Company shall issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company a convertible note in the form of Exhibit A (the “Note” or the “Securities”) in the principal amount of US$________ (the “Purchase Price”) pursuant to an exemption from registration provided by Section 4(2), Regulation D, and/or Regulation S promulgated under the 1933 Act or other applicable exemption.

2.

Closing. At the closing, the Company will deliver to the Purchaser the Note and the Purchase Price shall be paid by the Purchaser via wire transfer of immediately available funds to an account designated by the Company. The closing shall be held on such date as the parties may agree upon (the “Closing” and the “Closing Date”) at the offices G-MES HOLDINGS INC., 280 Woodlands Industrial Park E5, #09-44, Harvest @ Woodlands Building, Singapore 757322, at 10:00 a.m., or at such other location or by such other means upon which the parties may agree; provided, that all of the conditions set forth in Section 2 hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith.

3.	Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Purchaser, as of the date hereof, as follows:

(a)

Organization and Standing. The Company is a duly organized corporation, validly existing and in good standing under the laws of the State of Nevada, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification.

(b)

Authorization and Power. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by the Board of Directors of the Company. The Agreement has been (or upon delivery will be) duly executed by the Company is or, when delivered in accordance with the terms hereof, will constitute, assuming due authorization, execution and delivery by each of the parties thereto, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c)

No Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not (i) violate or conflict with the Company’s Certificate of Incorporation, By-laws or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect on the Company. This Agreement when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

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(d)	Authorization. Issuance of the Note to Purchasers has been duly authorized by all necessary corporate actions of the Company.

(e)

Litigation and Other Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or Federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company. The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company.

(f)

Use of Proceeds. The proceeds of this Offering and sale of the Note, net of payment of placement expenses, will be used by the Company for expansion, working capital and other general corporate purposes.

(g)

Consents/Approvals. No consents, filings (other than Federal and state securities filings relating to the issuance of the Note pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Agreement which have not already been obtained or made or will be made in a timely manner following the Closing.

(h)

Disclosure. No representation or warranty by the Company in this Agreement, the Agreement, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Agreement or the Transaction Documents: contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company and its subsidiaries at the time of the execution of this Agreement, there is no information concerning the Company and its subsidiaries or their respective businesses which has not heretofore been disclosed to the Purchasers that would have a Material Adverse Effect.

(i)

Compliance with Laws. The business of the Company and its subsidiaries has been and is presently being conducted so as to comply with all applicable material federal, state and local governmental laws, rules, regulations and ordinances.

4.	Purchaser Representations, Warranties and Agreements. The Purchaser hereby acknowledges, represents and warrants as follows:

(a)

Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and other Documents has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)

Investment Intent. Such Purchaser is acquiring the Note as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Note or any part thereof, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Note in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Note for any period of time. Such Purchaser is acquiring the Note hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

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(c)	Purchaser Status.

(i)	The Purchaser agrees and acknowledges that it was not, a “U.S. Person” (as defined below) at the time the Purchaser was offered the Note and as of the date hereof:

(A)	Any natural person resident in the United States;

(B)	Any partnership or corporation organized or incorporated under the laws of the United States;

(C)	Any estate of which any executor or administrator is a U.S. person;

(D)	Any trust of which any trustee is a U.S. person;

(E)	Any agency or branch of a foreign entity located in the United States;

(F)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(H)

Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited Purchasers (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act) who are not natural persons, estates or trusts.

“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(ii)

The Purchaser understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Note in any country or jurisdiction where action for that purpose is required.

(iii)

The Purchaser (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Note for the account or benefit of any U.S. Person, except in accordance with one or more available exemptions from the registration requirements of the 1933 Act or in a transaction not subject thereto.

(iv)

The Purchaser will not resell the Securities except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration statement under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act.

(v)

The Purchaser will not engage in hedging transactions with regard to Note of the Company prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the 1933 Act; and as applicable, shall include statements to the effect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available.

(vi)

No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the 1933 Act), general solicitation or general advertising in violation of the 1933 Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Purchaser or any of their representatives in connection with the offer and sale of the Note.

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(d)

General Solicitation. Such Purchaser is not purchasing the Note as a result of any advertisement, article, notice or other communication regarding the Note published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)

Access to Information. Such Purchaser acknowledges that it has reviewed the disclosure materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Note and the merits and risks of investing in the Note; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f)

Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase the Note pursuant to the Agreement, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser has not relied on the business or legal advice of the Company or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

5.	Miscellaneous

(a)

Confidentiality. The Purchaser covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Purchaser may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Purchaser in connection with this offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Purchaser; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Purchaser’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto, (ii) if such information becomes generally available to the public through no fault of the Purchaser, or (iii) if such disclosure is required by applicable law or judicial order.

(b)

Successors. The covenants, representations and warranties contained in this Agreement shall be binding on the Purchaser’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company. The rights and obligations of this Subscription Agreement may not be assigned by any party without the prior written consent of the other party.

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(c)	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

(d)

Execution by Facsimile. Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(e)

Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions. Any legal action or proceeding arising out of or relating to this Subscription Agreement and/or the Offering Documents may be instituted in the courts of the State of Nevada sitting in Nevada, and the parties hereto irrevocably submit to the jurisdiction of each such court in any action or proceeding. Purchaser hereby irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Subscription Agreement and/or the Offering Documents and brought in any such court, any claim that Purchaser is not subject personally to the jurisdiction of the above named courts, that Purchaser’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f)

Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

(i)	if to the Company:
G-MES HOLDINGS INC., Attn: Saw Peng Hao 280 Woodlands Industrial Park E5, #09-44, Harvest @ Woodlands Building, Singapore 757322,

(ii)	if to the Purchasers:

To the addresses set forth on the signature pages.

(g)

Entire Agreement. This Agreement (including the Exhibits attached hereto) and other Transaction Documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

(h)

Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and the Purchasers of not less than a majority of the principal amount of the Notes. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

(i)

Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY:	G-MES HOLDINGS INC.

By:
	Name:	Saw Peng Hao
	Title:	Director

PURCHASER:
Name:

Address:

Contact no.:
Email:

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Exhibit A

4% CONVERTIBLE NOTE

For U.S. Investors:

[THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.]

For Non-U.S. Investors:

[THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ACCORDINGLY, NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.]

G-MES HOLDINGS INC.

 (A Nevada Corporation)

4% CONVERTIBLE NOTE

DUE _______________

Original Issuance Date:	Principal Amount: $

FOR VALUE RECEIVED, G-MES HOLDINGS INC., a Nevada corporation (the “Company”), hereby unconditionally promises to pay to ________________ (together with its registered assigns, the “Holder”) on ________________ (the “Maturity Date”) the principal sum of __________________________ (U.S.$_______/-) (the “Principal”), and to pay to the Holder interest on the unpaid principal amount of this Note as provided in Article I hereof.

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ARTICLE I

Section 1.1 Definitions. The following terms shall have the meanings set forth below:

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the Republic of Singapore are authorized or obligated to close.

“Conversion Price” means $0.15 per share.

“Dollars” and “$” means lawful money of the United States of America.

“Note” means this 4% Convertible Note of the Company issued to the Holder, as modified and supplemented and in effect from time to time.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Stock” means the Company’s $.001 par value per share common stock.

ARTICLE II

Section 2.1 Principal. Subject to Section 5.1 herein, the entire unpaid principal amount of this Note shall be paid on the Maturity Date. Promptly following the payment in full of this Note, the Holder shall surrender this Note to the Company for cancellation.

Section 2.2 Interest. Interest shall accrue (on a compounded basis) on the daily unpaid principal amount of this Note, for each day during the period from and including the date hereof (the “Commencement Date”) to but excluding the date such Note shall be paid in full, at a rate of four percent (4%) per annum (the “Interest Rate”) and shall be payable on the Maturity Date.

ARTICLE III

Section 3.1 Payments Generally. All payments of principal and interest to be made by the Company in respect of this Note shall be made in Dollars by delivery to the Holder, at the address the Holder provides to the Company, not later than 12:00 noon Singapore time on the date on which such payment shall be due. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All payments by the Company under this Note will be made without setoff or counterclaim and free and clear of, and without deductions for, any taxes, fees or other expenses or claims of any kind.

Section 3.2 Prepayments. At any time, and from time to time, the Company may, at its option, prepay this Note (in an amount up to but not exceeding the unpaid principal amount hereof and any accrued interest hereon) in whole or in part without premium or penalty.

ARTICLE IV

Section 4.1 Mandatory Conversion. The outstanding principal and interest on the Note will convert automatically into shares of the Issuer’s common stock as soon as the Securities Exchange Commission has declared the S-1 application of the Issuer effective.

Section 4.2 Conversion Procedure. To convert this Note pursuant to this Article IV, the Holder must (i) complete and sign subscription documents reasonably requested by the Company and (ii) if the conversion is of the entire unpaid principal of, and interest on, this Note, then surrender this Note to the Company. As promptly as practicable after delivery of subscription documents in accordance with this Section 4.2, the Company shall issue and deliver to Holder, a certificate or certificates for the full number of whole Shares issuable upon the conversion of this Note in accordance with the provisions of this Article IV.

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Section 4.3 Early Conversion. The Holder is not permitted to convert this Note before the Securities Exchange Commission declares the S-1 application of the Issuer effective.

Section 4.4 Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Securities Purchase Agreement and may be transferred or exchanged only in compliance with the Securities Purchase Agreement and applicable federal and state securities laws and regulations.

Section 4.5 Reservation of Shares; Shares to be Fully Paid. The Company shall reserve, out of its authorized but unissued Shares, sufficient Shares to provide for the conversion of the entire Note. The Company covenants that all Shares which may be issued upon conversion of this Note will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance and delivery thereof.

ARTICLE V

Section 5.1 Event of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of any interest in respect of this Note within ten (10) Business Days after it becomes due and payable; or

(b) default in the payment of the outstanding principal amount of this Note at its Maturity Date; or

(c) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company; or

(d) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or state law, or the consent by the Company to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 5.2 Acceleration of Note. If an Event of Default occurs and is continuing, then and in every such case the Holder may declare the outstanding principal amount of this Note (including accrued interest as provided in Article III hereof) to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default referenced in paragraph (c) or paragraph (d) of Section 5.1 occurs, the outstanding principal amount of this Note (including accrued interest as provided in Article III hereof) shall automatically become due and payable immediately without any declaration or other action on the part of the Holder. At any time after the outstanding principal amount of this Note shall become immediately due and payable and before a judgment or decree for payment of the money due has been obtained, the Holder, by written notice to the Company, may rescind and annul any acceleration and its consequences.

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ARTICLE VI

                              Section 6.1 Governing Law; Jurisdiction. This Note shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to the conflicts of laws provisions thereof. The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Courts of the State of Nevada in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the State of Nevada. The Company hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to above, and hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Company irrevocably consents to service of process in the manner provided for notices below. Nothing in this Agreement will affect the right of the Holder to serve process in any other manner permitted by law.

Section 6.2 Successors. All agreements of the Company in this Note shall bind its successors and permitted assigns. This Note shall inure to the benefit of the Holder and its permitted successors and assigns. The Company shall not delegate any of its obligations hereunder without the prior written consent of Holder.

Section 6.3 Amendment, Modification or Waiver. No provision of this Note may be amended, modified or waived except by an instrument in writing signed by the Company and the Holder.

Section 6.4 Legend. This Note, and any note issued in exchange or substitution for this Note, shall bear the legend appearing on the first page hereof.

Section 6.5 Delay or Omission Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an authorized officer thereof as of the date and year first above written.

G-MES HOLDINGS INC.

By:
Name:	SAW PENG HAO
Title:	Director

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